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                                      Exhibit 10



                                 ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent pubic accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19607 for ITT Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.



                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
May 9, 1997